                                                                   EXHIBIT 10.17







                      NON-QUALIFIED RETIREMENT/SAVINGS PLAN

                                       OF

                               APACHE CORPORATION


                        As restated as of January 1, 1997

                                TABLE OF CONTENTS


ARTICLE I DEFINITIONS.............................................................................................1
1.01 Account......................................................................................................1
1.02 Affiliated Entity............................................................................................1
1.03 Committee....................................................................................................2
1.04 Company......................................................................................................2
1.05 Company Deferrals............................................................................................2
1.06 Compensation.................................................................................................2
1.07 Deferred Contributions.......................................................................................3
1.08 Enrollment Agreement.........................................................................................3
1.09 Participant..................................................................................................3
1.10 Plan Year....................................................................................................4
1.11 Trust........................................................................................................4
1.12 Trust Agreement..............................................................................................4
1.13 Trustee......................................................................................................4
1.14 Valuation Date...............................................................................................4

ARTICLE II ELIGIBILITY AND PARTICIPATION..........................................................................4
2.01 Eligibility and Participation................................................................................4
2.02 Enrollment...................................................................................................4
2.03 Failure of Eligibility.......................................................................................5

ARTICLE III CONTRIBUTION DEFERRALS................................................................................5
3.01 Participant Deferrals........................................................................................5
3.02 Company Deferrals............................................................................................6

ARTICLE IV INVESTMENT OF DEFERRALS AND ACCOUNTING.................................................................8
4.01 Investments..................................................................................................8

ARTICLE V DISTRIBUTIONS...........................................................................................8
5.01 Vesting......................................................................................................8
5.02 Distribution After Termination of Employment................................................................10
5.03 Distributions After Participant's Death.....................................................................11
5.04 Hardship Distributions......................................................................................12
5.05 Withholding.................................................................................................13

ARTICLE VI ADMINISTRATION........................................................................................13
6.01 The Committee -- Plan Administrator.........................................................................13
6.02 Committee to Administer and Interpret Plan..................................................................13
6.03 Organization of Committee...................................................................................13
6.04 Indemnification.............................................................................................13
6.05 Agent for Process...........................................................................................14
6.06 Determination of Committee Final............................................................................14

ARTICLE VI TRUST.................................................................................................14
7.01 Trust Agreement.............................................................................................14
7.02 Expenses of Trust...........................................................................................14

ARTICLE VIII AMENDMENT AND TERMINATION...........................................................................14
8.01 Termination of Plan.........................................................................................14
8.02 Amendment...................................................................................................14

ARTICLE IX MISCELLANEOUS.........................................................................................15
9.01 Funding of Benefits -- No Fiduciary Relationship............................................................15
9.02 Right to Terminate Employment...............................................................................15
9.03 Inalienability of Benefits..................................................................................15
9.04 Claims Procedure............................................................................................15
9.05 Disposition of Unclaimed Distributions......................................................................16
9.06 Distributions Due Infants or Incompetents...................................................................16
9.07 Use and Form of Words.......................................................................................17
9.08 Headings....................................................................................................17
9.09 Governing Law...............................................................................................17

                      NON-QUALIFIED RETIREMENT/SAVINGS PLAN
                                       OF
                               APACHE CORPORATION



         Apache Corporation ("Apache") established the Non-Qualified Retirement/Savings Plan of Apache Corporation (the "Plan") effective as of November 16, 1989. Apache is now restating the Plan in its entirety as of January 1, 1997.

         Apache has also established the Apache Corporation 401(k) Savings Plan (the "Savings Plan"), a profit sharing plan that satisfies the qualification requirements of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and which contains a cash or deferred arrangement that satisfies the requirements of Code section 401(k). Apache has also established the Apache Corporation Money Purchase Retirement Plan (the "Retirement Plan"), a money purchase pension plan that satisfies the qualification requirements of Code section 401(a).

         Apache intends for this Plan to provide a select group of management or highly compensated employees of the Company (as that term is defined in Article
I) with deferred retirement benefits, in addition to the retirement benefits provided under the Retirement Plan and the Savings Plan, in consideration of the valuable services provided by such employees to the Company and to induce such employees to remain in the employ of the Company. The Company intends that the Plan shall not be treated as a "funded" plan for purposes of either the Code or the Employee Retirement Income Security Act of 1974, as amended ("ERISA").


                                    ARTICLE I
                                   DEFINITIONS

         Defined terms used in this Plan shall have the meanings set forth below or the same meanings as in the Retirement Plan or the Savings Plan, as the case may be:

1.01     Account

         "Account" means the account maintained for each Participant to which shall be credited all Deferred Contributions made by a Participant, all Company Deferrals on behalf of a Participant, and all adjustments thereto.

1.02     Affiliated Entity

         "Affiliated Entity" means any legal entity that is treated as a single employer with Apache pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

1.03     Committee

         "Committee" means the administrative committee provided for in Section 6.01.

1.04     Company

         "Company" means (i) Apache, and (ii) any Affiliated Entity that, with approval of the Board of Directors of Apache, has adopted the Plan.

1.05     Company Deferrals

         "Company Deferrals" means the allocations to a Participant's Account made pursuant to Section 3.02.

1.06     Compensation

         "Compensation" shall generally mean regular compensation paid by the Company.

         (a)      Specifically, Compensation shall include:

                  (i)      regular salary or wages,

                  (ii)     overtime pay,

                  (iii)    bonuses,

                  (iv)     salary reductions pursuant to the Savings Plan,

                  (v) salary reductions that are excludable from an Employee's gross income pursuant to Code section 125, and

                  (vi)     amounts contributed as salary deferrals to this Plan.

         (b)      Compensation shall exclude:

                  (i)      commissions,

                  (ii)     severance pay,

                  (iii)    moving expenses,

                  (iv) any gross-up of moving expenses to account for increased income taxes,

                  (v) foreign service premiums paid as an inducement to work outside of the United States,

                  (vi)     Company contributions under the Retirement Plan

                  (vii)    Company contributions under the Savings Plan,

                  (viii)   other contingent compensation,

                  (ix) contributions to any other fringe benefit plan (including, but not limited to, overriding royalty payments or any other exploration-related payments),

                  (x) any amounts relating to the granting of a stock option by the Company or an Affiliated Entity, the exercise of such a stock option, or the sale or deemed sale of any shares thereby acquired,

                  (x) bonuses paid as an inducement to enter the employment of the Company, and

                  (xi) Any amount paid in cash or Company Stock pursuant to the Apache Corporation 1996 Share Price Appreciation Plan.

         Compensation shall include only those amounts paid while the employee is a Participant in the Plan, except for the purpose of determining the size of the Participant's retirement-6 allocation under Section 3.02(b), in which case Compensation shall include all amounts paid to the Participant during the entire Plan Year.

1.07     Deferred Contributions

         "Deferred Contributions" means the amounts of a Participant's Compensation which he elects to defer and have allocated to his Account pursuant to Section 3.01.

1.08     Enrollment Agreement

         "Enrollment Agreement" means an application for participation in the Plan, execution of which by an eligible employee is required under
         Article II for the employee to make Deferred Contributions.

1.09     Participant

         "Participant" means any eligible employee selected to participate in this Plan.

1.10     Plan Year

         "Plan Year" means the period during which the Plan records are kept. The Plan Year shall be the calendar year.

1.11     Trust

         "Trust" means the trust or trusts, if any, created by the Company to provide funding for the distribution of benefits in accordance with the provisions of the Plan. The assets of any such Trust shall remain subject to the claims of the Company's general creditors in the event of the Company's insolvency.

1.12     Trust Agreement

         "Trust Agreement" means the written instrument pursuant to which each separate Trust is created.

1.13     Trustee

         "Trustee" means one or more banks, trust companies or insurance companies designated by the Company to hold and invest the Trust Fund and to pay benefits and expenses as authorized by the Committee in accordance with the terms and provisions of the Trust Agreement.

1.14     Valuation Date

         "Valuation Date" means the last day of the Plan Year or any other date specified by the Committee for the valuation of the Participants' Accounts.


                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

2.01     Eligibility and Participation

         The Committee shall from time to time in its sole discretion select those employees of the Company who are eligible to participate in the Plan from those employees who are among a select group of management or highly compensated employees.

2.02     Enrollment

         Employees who have been selected by the Committee to participate in the Plan shall complete the enrollment procedure specified by the Committee. The enrollment procedure may include form(s) for the employee to (a) designate his beneficiary (pursuant to Section

         5.03), (b) provide instructions regarding the investment of his Account (pursuant to Section 4.01), (c) make Deferred Contributions by entering into an Enrollment Agreement with the Company (pursuant to Section 3.01), (d) select a payment option for the eventual distribution of his Account (pursuant to Section 5.02), and (e) provide such other information as the Committee may reasonably require.

2.03     Failure of Eligibility

         The Committee shall have the authority to determine that a Participant is no longer eligible to participate in the Plan. No Company Deferrals shall be accrued, nor any Deferred Contributions withheld from an employee's Compensation after the Participant ceases to be eligible to participate in the Plan. The determination of the Committee with respect to the termination of participation in the Plan shall be final and binding on all parties affected thereby. Any benefits accrued hereunder, however, at the time the Participant becomes ineligible to continue participation, shall be distributable in accordance with the provisions of the Plan.

                                   ARTICLE III
                             CONTRIBUTION DEFERRALS

3.01     Participant Deferrals

         (a) General. A Participant may elect to defer a portion of his Compensation by filing the appropriate Enrollment Agreement with the Committee. Deferred Contributions shall be deducted through payroll withholding from the Participant's cash Compensation payable by the Company. Deferred Contributions shall be credited to the Participant's Account on or about the date the amount is withheld from the Participant's Compensation.

         (b) Initial Enrollment. When an employee first becomes eligible to participate in the Plan, pursuant to Section 2.01, the Committee shall provide him with an enrollment form, which, when properly completed and timely returned to the Committee shall constitute an Enrollment Agreement. To be effective, the Enrollment Agreement must be completed and returned to the Committee before the 31st day after the employee becomes eligible to participate in the Plan. The employee may elect to defer up to 50% of each pay period's Compensation (excluding bonuses) to this Plan (in addition to his salary deferrals to the Savings Plan). The Enrollment Agreement shall be effective on the first day of the payroll period after the Committee receives the completed Enrollment Agreement. The Enrollment Agreement shall be irrevocable for the remainder of the Plan Year, except as provided in Subsections 3.01(e) through 3.01(g).

         (c) Continuing Enrollment. An eligible employee may enter into a new Enrollment Agreement for each Plan Year. To be effective, the Enrollment Agreement must be completed and returned to the Committee by the deadline established by the

                  Committee. The deadline must be before the first day of the Plan Year. The employee may elect to defer up to 50% of each pay period's Compensation (excluding bonuses) to this Plan (in addition to his salary deferrals to the Savings Plan). The Participant may also elect to defer an additional amount equal to any corrective distribution made to him during the Plan Year by the Retirement Plan or the Savings Plan, pursuant to the terms of Article III of either plan. The Enrollment Agreement shall be irrevocable for the Plan Year, except as provided in Subsections 3.01(e) through 3.01(g). If a Participant fails to timely complete a new Enrollment Agreement for the following Plan Year, the Participant's old Enrollment Agreement shall be extended for another Plan Year.

         (d) Deferrals from Bonuses. In addition to the Deferred Contributions that are provided for in Subsections 3.01(b) and 3.01(c) above, a Participant may also elect to defer up to 75% of any performance bonus by filing an Enrollment Agreement with the Committee. The Committee must receive the Participant's signed Agreement by the date specified by the Committee, which date shall be no later than the day before the size of the bonus is determined.

         (e) Suspension of Deferred Contributions Following a Hardship Withdrawal. A Participant's Deferred Contributions shall be suspended as specified in Section 5.04 following a hardship withdrawal from this Plan and shall also be suspended, for the number of months required by Section 7.1 of the Savings Plan, following a hardship withdrawal from that plan. If the suspension extends beyond the end of the Plan Year, the Participant may enter into an Enrollment Agreement for the remainder of the following Plan Year, provided that he completes the Enrollment Agreement and returns it to the Committee before his suspension has ended. If he does not timely complete a new Enrollment Agreement, his prior Enrollment Agreement shall be reinstated for the remainder of the new Plan Year.

         (f) Participant Becomes Ineligible. A Participant's Enrollment Agreement shall be canceled immediately when he becomes ineligible to participate in the Plan.

         (g) Committee-Initiated Changes in Enrollment Agreement. The Committee may adjust any Participant's Enrollment Agreement for the remainder of any Plan Year by reducing the amount of the Participant's future Deferred Contributions, provided that the Committee believes that such reduction will assist either the Retirement Plan or the Savings Plan in satisfying any legal requirement.

3.02     Company Deferrals

         The Company shall credit to a Participant's Account a matching contribution for each payroll period and a retirement-6 contribution for the Plan Year. The matching contributions shall be credited on the last day of each pay period. The retirement-6 contribution shall be credited on the last day of the Plan Year. Company Deferrals shall begin to share in the investment earnings (or losses) at the time specified in Article IV.

         (a)      Matching Contribution.

                  (i) Through October 31, 1997. This Paragraph applies through October 31, 1997. The matching contribution for this Plan shall be calculated each pay period, after the Savings Plan's matching contribution is calculated. The "total match" each pay period shall be equal to the "applicable percentage" multiplied by the Participant's "total deferrals" for the pay period; the maximum total match for a pay period is 6% of the pay period's Compensation.

                  (ii) November 1, 1997 and Thereafter. This Paragraph applies after October 31, 1997. The matching contribution for this Plan shall be calculated each pay period, after the Savings Plan's matching contribution is calculated. The "total match" each pay period shall be equal to the Participant's "total deferrals" for the pay period, up to a maximum total match for a pay period of 6% of the pay period's Compensation.

                  (iii)    Definitions.

                           The "total match" is equal to the matching contribution to the Participant's Account in this Plan plus the Company Matching Contribution allocated to the Participant's accounts in the Savings Plan.

                           The "applicable percentage" is equal to that pay period's matching percentage in the Savings Plan, as determined under subparagraph 3.1(b)(i)(A) of that plan.

                           The "total deferrals" for a pay period are equal to
                           (i) the Participant's Deferred Contributions for the pay period, including any Deferred Contributions from a bonus paid during the pay period, plus (ii) the Participant's salary deferrals to the Savings Plan for the pay period.

         (b) Retirement-6. In order to receive an allocation of the retirement-6 contribution, an employee must be eligible to participate in the Plan on the last day of the Plan Year. The retirement-6 contribution shall be calculated each Plan Year after the Company Mandatory Contribution is calculated in the Retirement Plan for the Plan Year. The sum of the Participant's retirement-6 contribution in this Plan and his Company Mandatory Contribution in the Retirement Plan shall be equal to 6% of the Participant's Compensation for the Plan Year.

                                   ARTICLE IV
                     INVESTMENT OF DEFERRALS AND ACCOUNTING

4.01     Investments

         All amounts credited to a Participant's Account, together with the earnings thereon, shall be credited with income and loss as if invested in one or more investment alternatives selected by the Committee. At such times and under such procedures as the Committee shall designate, each Participant shall have the right to elect among investment alternatives made available by the Committee, including without limitation the right to transfer all or a portion of the funds in the Participant's Account among such available investment alternatives. The Committee shall give written notice to the Participants of the investment alternatives, if any, available to them for election. The Committee may change, add to or subtract from the investment alternatives available at any time. Nothing contained in this Section shall be construed to give any Participant any power or control to make investment directions or otherwise influence in any manner the investment and reinvestment of assets contained within any investment alternative, such control being at all times retained in the full discretion of the Committee. Nothing contained in this Section shall be construed to require the Committee to make investment choices available to Participants, and in lieu thereof the investment alternative may be selected by the Committee. Company Deferrals and Deferred Contributions may be deemed to remain uninvested for a reasonable period of time following payroll withdrawal, as determined from time to time by the Committee, without interest. Nothing contained in this Section shall be construed to require the Company or the Committee to fund any Participant's Account, and the investment alternatives discussed herein may be used solely as a means to establish income and loss without the actual funding of the Participants' Accounts.


                                    ARTICLE V
                                  DISTRIBUTIONS

5.01     Vesting

         (a) A Participant shall be fully vested in the portion of his Plan Account that is attributable to his Deferred Contributions.

         (b) A Participant shall vest in the portion of his Plan Account that is attributable to Company Deferrals according to the following schedule, unless Subsection 5.01(c) provides for faster vesting:

                      Years of Completed Service          Vested Portion
                      --------------------------          --------------

                              Less than 1                        0%
                                    1                           20%
                                    2                           40%
                                    3                           60%
                                    4                           80%
                              5 or more                        100%

         (c) A Participant shall be fully vested in the portion of his Plan Account that is attributable to Company Deferrals in the following circumstances.

                  (i) The Participant shall be fully vested if he attains age 65 while employed by the Company or an Affiliated Entity.

                  (ii) The Participant shall be fully vested if he is hired by the Company after attaining age 65.

                  (iii) The Participant shall be fully vested if he incurs a Disability while employed by the Company or an Affiliated Entity.

                  (iv) The Participant shall be fully vested if he dies while employed by the Company or an Affiliated Entity.

                  (v) All Participants shall be fully vested if a "Change in Control" occurs. A "Change of Control" occurs when an individual or legal entity, together with all individuals and legal entities acting in concert with such individual or legal entity, or any or all of them, acquires more than 20% of Apache's outstanding voting securities; except that a Change of Control does not occur if, prior to the acquisition of more than 20% of the voting securities, Apache's Board of Directors by majority vote designates the individual or legal entity as an approved acquiror and resolves that a Change of Control will not have occurred for purposes of this Plan.

                  (vi) All Participants in the Plan who were employed by the Company on July 1, 1992 became 100% vested with respect to all Company Deferrals made to the Plan prior to or as of July 1, 1992. If a Participant was not previously 100% vested, then the amount that becomes 100% vested pursuant to this paragraph shall be allocated to a special account and a new account shall be established for all Company Deferrals made with respect to such Participant subsequent to July 1, 1992. Once any Participant becomes 100% vested in both such accounts, the two separate accounts shall be merged into one account.

                  (vii) All Participants who were transferred to Producers Energy Marketing LLC prior to April 1, 1996 became fully vested. This special vesting rule applies only to the Participant's Account at the time of his transfer. If such a Participant was not previously fully vested, returns to employment with the Company, and recommences participation in the Plan, then the amount that became 100% vested pursuant to this paragraph shall be allocated to a special account and a new account shall be established for all Company Deferrals made with respect to such Participant after his reemployment. Once a Participant becomes 100% vested in both such accounts, the two separate accounts shall be merged into one account.

         (d) When a Participant terminates employment, the portion of his Account that is not then vested shall be forfeited immediately.

5.02     Distribution After Termination of Employment

         While a Participant is employed by the Company or an Affiliated Entity, the only available distribution is a hardship withdrawal pursuant to
         Section 5.04. Distributions after the Participant's death are discussed in Section 5.03. All other distributions are discussed in this Section.

         (a) Timing. The Participant's vested Account shall be distributed after the Participant terminates employment with the Company and all Affiliated Entities. If the Participant terminates employment before July 1, distribution shall commence in the Plan Year of employment termination, as soon as administratively convenient after the termination of employment. If the Participant terminates employment on or after July 1, distribution shall commence in the Plan Year after the termination of employment, as soon as administratively convenient.

         (b) Form of Distribution. The Participant's entire vested Account shall be paid in one payment if (i) the vested Account is less than $100,000 when the Participant terminated employment, or
                  (ii) the Participant terminates employment in 1996 or 1997. Otherwise, the distribution shall be paid in one to ten annual installments, as elected by the Participant subject to the following restrictions. The Participant shall make his distribution election when he initially enrolls in the Plan, except that Participants prior to January 1, 1997 shall make their election no later than December 31, 1996. Regardless of the Participant's election, the minimum annual installment payment shall be $100,000, or, if less, the Participant's remaining Account balance. Each installment will be equal to the greater of (i) the minimum installment, or (ii) the vested Account balance at the beginning of the Plan Year divided by the number of remaining annual installments, except for the final installment, which will be equal to the remaining Account balance. Installments will be paid as soon as administratively convenient during the Plan Year.

                  For example, if the Participant had chosen 5 annual installments, and terminates employment in February of 1999, the unvested account balance shall be forfeited immediately; his 1999 installment will be one-fifth of his January 1, 1999 vested Account balance; his 2000 installment will be one-fourth of his January 1, 2000 Account balance; his 2001 installment will be one-third of his January 1, 2001 Account balance; his 2002 installment will be one-half of his January 1, 2002 Account balance; and his final installment in 2003 will be the remainder of his Account balance.

         (c) Reemployment. If a Participant is reemployed by the Company or an Affiliated Entity before he is paid his entire vested Account balance, his payments from the Plan shall be suspended. Payments will resume after he again terminates employment. The number of remaining payments shall be the number of annual payments originally chosen, less the number of payments received before he was reemployed. If the Participant dies before receiving all installments, Section
                  5.03 shall apply.

5.03     Distributions After Participant's Death

         (a) Each Participant shall designate one or more persons, trusts or other entities as his beneficiary (the "Beneficiary") to receive any amounts distributable hereunder at the time of the Participant's death. In the absence of an effective beneficiary designation as to part or all of a Participant's interest in the Plan, such amount shall be distributed to the Participant's surviving spouse, if any, otherwise to the personal representative of the Participant's estate.

         (b) A beneficiary designation may be changed by the Participant at any time and without the consent of any previously designated Beneficiary. However, if the Participant is married, his spouse shall be his Beneficiary unless such spouse has consented to the designation of a different beneficiary. To be effective, the spouse's consent must be in writing, witnessed by a notary public, and filed with the Committee. If a Participant has designated his spouse as a Beneficiary or as a contingent beneficiary, and the Participant and that spouse subsequently divorce, then the beneficiary designation shall be void and of no effect with respect to such spouse on the day such divorce is final.

         (c) When a Participant dies, his remaining vested Account balance shall be distributed to his Beneficiary as soon as administratively possible after his death, regardless of the payment schedule the Participant elected, and regardless of whether installment payments had begun.

5.04     Hardship Distributions

         A Participant may request, and the Committee may approve or disapprove in its sole discretion, a withdrawal of part or all of the vested portion of the Participant's Account, subject to the following:

         (a) The Participant must file a written request for withdrawal with the Committee, along with such information as the Committee may request for this purpose. The Committee shall review the information filed as soon as practicable after it is received and shall promptly inform the Participant of the results of the Committee's determination.

         (b) Such withdrawal may be made only for the purpose of meeting an unforeseeable emergency, which shall be defined as a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152 of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, and only if and to the extent other resources which could alleviate such need are not reasonably available to the Participant.

         (c) An unforeseeable emergency shall be determined to exist by the Committee based on all relevant facts and circumstances.

         (d) If the Committee determines that a hardship exists, the Participant must represent to the Committee by written certification that the need cannot be relieved through reimbursement or compensation by insurance or otherwise; by liquidation of the Participant's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship; or by cessation of deferrals under the Plan and any other plans maintained by the Company.

         (e) If the Committee is satisfied that the foregoing requirements are satisfied and determines, in its sole discretion, to permit a hardship withdrawal, it will determine the amount of hardship withdrawal necessary to satisfy the need of the Participant and will distribute such amount to the Participant.

         (f) The Participant's Deferred Contributions shall be suspended for six months following the date of his hardship withdrawal from this Plan. If a Participant makes a hardship withdrawal from this Plan and also makes a hardship withdrawal from the Savings Plan, the suspension period under this Plan shall run concurrently with the suspension period under the Savings Plan, if any, and the suspension period under this Plan shall be the longer of the suspension period provided under the Savings Plan or the six-month suspension provided by this Plan.

5.05     Withholding

         The Plan shall withhold any taxes or other amounts that it is required to withhold pursuant to any applicable law. The Committee may direct the Plan to withhold additional amounts from any payment, either because the Participant so requested or to repay the Participant's debt or obligation to the Company or Affiliated Entities.


                                   ARTICLE VI
                                 ADMINISTRATION

6.01     The Committee -- Plan Administrator

         The Committee members for the Plan shall be the same committee members as for the Savings Plan.

6.02     Committee to Administer and Interpret Plan

         The Committee shall administer the Plan and shall have all discretion and powers necessary for that purpose, including, but not by way of limitation, full discretion and power to interpret the Plan, to determine the eligibility, status and rights of all persons under the Plan and, in general, to decide any dispute. The Committee shall direct the Company, the Trustee, or both, as the case may be, concerning distributions in accordance with the provisions of the Plan. The Committee shall maintain all Plan records except records of any Trust.

6.03     Organization of Committee

         The Committee shall adopt such rules as it deems desirable for the conduct of its affairs and for the administration of the Plan. It may appoint agents (who need not be members of the Committee) to whom it may delegate such powers as it deems appropriate, except that any dispute shall be determined by the Committee. The Committee may make its determinations with or without meetings. It may authorize one or more of its members or agents to sign instructions, notices and determinations on its behalf. The action of a majority of the Committee shall constitute the action of the Committee.

6.04     Indemnification

         The Committee and all of the agents and representatives of the Committee shall be indemnified and saved harmless by the Company against any claims, and the expenses of defending against such claims, resulting from any action or conduct relating to the administration of the Plan, except claims judicially determined to be attributable to gross negligence or willful misconduct.

6.05     Agent for Process

         The Committee shall appoint an agent of the Plan for service of all process.

6.06     Determination of Committee Final

         The decisions made by the Committee shall be final and conclusive on all persons.


                                   ARTICLE VII
                                      TRUST

7.01     Trust Agreement

         The Company may, but shall not be required to, adopt a separate Trust Agreement for the holding, investment and administration of the funds contributed to Accounts under the Plan. The Trustee shall maintain and allocate assets to a separate account for each Participant under the Plan. The assets of any such Trust shall remain subject to the claims of the Company's general creditors in the event of the Company's insolvency.

7.02     Expenses of Trust

         The parties expect that any Trust created pursuant to Section 7.01 will be treated as a "grantor" trust for federal and state income tax purposes and that, as a consequence, such Trust will not be subject to income tax with respect to its income. However, if the Trust should be taxable, the Trustee shall pay all such taxes out of the Trust. All expenses of administering any such Trust shall be a charge against and shall be paid from the assets of such Trust.


                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

8.01     Termination of Plan

         The Company expects to continue the Plan indefinitely, but each Company may terminate its participation in the Plan at any time, and Apache may terminate the entire Plan at any time.

8.02     Amendment

         Apache may amend the Plan at any time and from time to time, retroactively or otherwise, on behalf of all Companies, but no amendment shall reduce any vested benefit that has accrued on the effective date of the amendment.

         Each amendment shall be in writing. Each amendment shall be approved by Apache's Board of Directors or by an officer of Apache Corporation who is authorized by Apache's Board of Directors to amend the Plan. Each amendment shall be executed by an officer of Apache to whom Apache's Board of Directors has delegated the authority to execute the amendment.


                                   ARTICLE IX
                                  MISCELLANEOUS

9.01     Funding of Benefits -- No Fiduciary Relationship

         All benefits payable under the Plan shall be distributed in cash or in kind, in the discretion of the Committee. Benefits shall be paid either out of the Trust or, if no Trust is in existence or if the assets in the Trust are insufficient to provide fully for such benefits, then such benefits shall be distributed by the Company out of its general assets. Nothing contained in the Plan shall be deemed to create any fiduciary relationship between the Company and the Participants. Notwithstanding anything herein to the contrary, to the extent that any person acquires a right to receive benefits under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company, except to the extent provided in the Trust Agreement, if any.

9.02     Right to Terminate Employment

         The Company may terminate the employment of any Participant as freely and with the same effect as if the Plan were not in existence.

9.03     Inalienability of Benefits

         No Participant shall have the right to assign, transfer, hypothecate, encumber or anticipate his interest in any benefits under the Plan, nor shall the benefits under the Plan be subject to any legal process to levy upon or attach the benefits for payment for any claim against the Participant or his spouse. If, notwithstanding the foregoing provision, any Participant's benefits are garnished or attached by the order of any court, the Company may bring an action for declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be distributed pursuant to the Plan. During the pendency of the action, any benefits that become distributable shall be paid into the court as they become distributable, to be distributed by the court to the recipient it deems proper at the conclusion of the action.

9.04     Claims Procedure

         (a) All claims shall be filed in writing by the Participant, his spouse or the authorized representative of the claimant, by completing such procedures as the Committee shall require. Such procedures shall be reasonable and may include the completion of forms and the submission of documents and additional information.

         (b) If a claim is denied, notice of denial shall be furnished by the Committee to the claimant within 90 days after the receipt of the claim by the Committee, unless special circumstances require an extension of time for processing the claim, in which event notification of the extension shall be provided to the Participant or beneficiary and the extension shall not exceed 90 days.

         (c) The Committee shall provide adequate notice, in writing, to any claimant whose claim as been denied, setting forth the specific reasons for such denial, specific reference to pertinent Plan provisions, a description of any additional material or information necessary for the claimant to perfect his claims and an explanation of why such material or information is necessary, all written in a manner calculated to be understood by the claimant. Such notice shall include appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review. The claimant or the claimant's authorized representative may request such review within the reasonable period of time prescribed by the Committee. In no event shall such a period of time be less than 60 days. A decision on review shall be made not later than 60 days after the Committee's receipt of the request for review. If special circumstances require a further extension of time for processing, a decision shall be rendered not later than 120 days following the Committee's receipt of the request for review. If such an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision on review shall be furnished to the claimant. Such decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based.

9.05     Disposition of Unclaimed Distributions

         Each Participant must file with the Company from time to time in writing his post office address and each change of post office address. Any communication, statement or notice addressed to a Participant at his last post office address on file with the Company, or if no address is filed with the Company, then at his last post office address as shown on the Company's records, will be binding on the Participant and his spouse for all purposes of the Plan. The Company shall not be required to search for or locate a Participant or his spouse.

9.06     Distributions Due Infants or Incompetents

         If any person entitled to a distribution under the Plan is an infant, or if the Committee determines that any such person is incompetent by reason of physical or mental disability, whether or not legally adjudicated an incompetent, the Committee shall have the power to cause the distributions becoming due to such person to be made to another for his or her benefit, without responsibility of the Committee to see to the application of such distributions. Distributions made pursuant to such power shall operate as a complete discharge of the Company, the Trustee, if any, and the Committee.

9.07     Use and Form of Words

         When any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and vice versa. Whenever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply, and vice versa.

9.08     Headings

         Headings of Articles and Sections are inserted solely for convenience and reference, and constitute no part of the Plan.

9.09     Governing Law

         The Plan shall be construed in accordance with ERISA, the Code, and, to the extent applicable, the laws of the State of Texas excluding any conflicts-of-law provisions.



                                        APACHE CORPORATION


                                        /s/ Daniel L. Schaeffer
                                        ----------------------------------------
                                        Daniel L. Schaeffer
                                        Vice President, Human Resources

                                        Date:    12/15/97
                                                -------------------

                                    AMENDMENT
                                       TO

                    NON-QUALIFIED RETIREMENT/SAVINGS PLAN OF

                               APACHE CORPORATION

         Apache Corporation ("Apache") maintains the Non-Qualified Retirement/Savings Plan of Apache Corporation (the "Plan"). Pursuant to section
8.02 of the Plan, Apache has retained the right to amend the Plan. Apache hereby exercises that right, effective as of January 1, 1997, by adding the following paragraph 3.02(a)(iv) to the Plan.

         (iv) Exception. Notwithstanding paragraphs (i) and (ii) above, the matching contribution for a Participant shall be $0 for any Plan Year in which the Participant fails to make the maximum possible salary deferral to the Savings Plan for that Plan Year. If a matching contribution is made to the Participant's Account in this Plan before he makes the maximum possible salary deferral to the Savings Plan for the Plan Year, and the Participant fails to contribute the maximum possible salary deferral to the Savings Plan for the Plan Year, then the Participant shall forfeit any matching contribution (adjusted to reflect any investment gains or losses thereon) made to the Participant's Accounts for the Plan Year.


         IN WITNESS WHEREOF, this Amendment has been executed the date set forth below.


                                    APACHE CORPORATION


                                    By: /s/ D. L. Schaeffer
                                        ---------------------------------------

         Date:  December 22, 1998   Title: Vice President, Human Resources
               ------------------          ------------------------------------

                                    AMENDMENT
                                       TO

                    NON-QUALIFIED RETIREMENT/SAVINGS PLAN OF

                               APACHE CORPORATION

         Apache Corporation ("Apache") maintains the Non-Qualified Retirement/Savings Plan of Apache Corporation (the "Plan"). Pursuant to section
8.02 of the Plan, Apache has retained the right to amend the Plan. Apache hereby exercises that right, effective as of January 1, 1998, as follows.

1.       The following paragraph 3.02(a)(iv) shall be added to the Plan.

         (iv) Additional Match. If a Participant's match in the Savings Plan is reduced to comply with any requirement of federal law (such as the ACP or multiple-use test of Code section 401(m) or the limits imposed by Code section 415 or 401(a)(17)) after the match for this Plan has been calculated, then the Participant's match for this Plan shall be increased by the amount of the reduction in the match in the Savings Plan.

2.       The existing paragraph 3.02(a)(iv) shall be renumbered paragraph
         3.02(a)(v).

3. The phrase "Notwithstanding paragraphs (i) and (ii) above," in the newly renumbered paragraph 3.02(a)(v) shall be replaced with the phrase "Notwithstanding paragraphs (i), (ii), and (iv) above."

4.       The following sentence shall be added to the end of subsection 3.02(b).

         If a Participant's Company Mandatory Contribution in the Retirement Plan is reduced to comply with any requirement of federal law after the retirement-6 contribution for this Plan has been calculated, then the Participant's retirement-6 contribution for this Plan shall be increased by the amount of the reduction in the Company Mandatory Contribution in the Retirement Plan.


         IN WITNESS WHEREOF, this Amendment has been executed the date set forth below.

                                  APACHE CORPORATION


                                  By: /s/ D. L. Schaeffer
                                      ------------------------------------

         Date: December 22, 1998  Title: Vice president, Human Resources
               -----------------         ---------------------------------

                                    AMENDMENT
                                       TO

                    NON-QUALIFIED RETIREMENT/SAVINGS PLAN OF

                               APACHE CORPORATION

         Apache Corporation ("Apache") maintains the Non-Qualified Retirement/Savings Plan of Apache Corporation (the "Plan"). Pursuant to section
8.02 of the Plan, Apache has retained the right to amend the Plan. Apache hereby exercises that right, effective as of January 1, 1999, as follows.


1. The introductory paragraph in Section 5.02 shall be replaced by the following.

         While a Participant is employed by the Company or an Affiliated Entity, the only available distributions are a hardship withdrawal pursuant to
         Section 5.04 and an age-70-and-older distribution pursuant to Section
         5.05. Distributions after the Participant's death are discussed in
         Section 5.03. This Section contains the rules that apply to all other distributions.

2.       Subsection 5.02(c) shall be replaced by the following.

         (c) Reemployment. If a Participant is reemployed by the Company or an Affiliated Entity before he is paid his entire vested Account balance, his payments from the Plan pursuant to this Section shall be suspended. If the reemployed Participant receives a payment pursuant to Section 5.05 (regarding payments to those age 70 and older), his payments after he eventually terminates employment shall be determined pursuant to Section 5.05. If the Participant does not receive a payment pursuant to Section 5.05, payments under this Section will resume after the Participant again terminates employment, with the number of remaining payments equal to the number of annual payments originally chosen, less the number of payments received before he was reemployed. If the Participant dies before receiving all installments, Section 5.03 shall apply.

3.       Section 5.05 shall be re-numbered as Section 5.06, and the following
         Section 5.05 shall be added to the Plan. For an employee who attained age 70 on or before the end of the Plan Year preceding the effective date of this amendment, the first distribution pursuant to this new
         Section 5.05 will occur as soon as administratively convenient after the effective date of this amendment.

         5.05     Age-70-and-Older Distributions.

         (a) General. A Participant who is employed by the Company or an Affiliated Entity after attaining age 70 shall receive annual payments from the Plan. The first payment shall be paid in the Plan Year after the Plan Year in which the Participant attains age 70. Payments shall be made as early in the Plan Year as is administratively convenient. Each payment shall be equal to the Participant's

                  Account balance at the end of the prior Plan Year, including all amounts credited to the Participant's Account as of any date in the prior Plan Year, and adjusted pursuant to Article IV to reflect investment experience until the date the payment is made. A payment shall not include any amount credited to the Participant's Account as of any date within the current Plan Year.

         (b) Termination Before First Payment. If the Participant dies or otherwise terminates employment before the first payment under this Section is made, then this Section will not apply, and Sections 5.02 and 5.03 will apply instead.

         (c) Termination of Employment. When a Participant who has received one or more payments pursuant to this Section terminates employment, his remaining Account balance shall be paid as soon as administratively convenient after his termination of employment, but only after all Company Deferrals have been credited to his Account.

         IN WITNESS WHEREOF, this Amendment has been executed the date set forth below.

                                  APACHE CORPORATION


                                  By: /s/ D. L. Schaeffer
                                      --------------------------------------

         Date: December 22, 1998  Title: Vice President, Human Resources
               -----------------         -----------------------------------



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